UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 18, 2022

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	1-38962	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045
(Address of Principal Executive Offices, Including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FISV	The NASDAQ Stock Market LLC
0.375% Senior Notes due 2023	FISV23	The NASDAQ Stock Market LLC
1.125% Senior Notes due 2027	FISV27	The NASDAQ Stock Market LLC
1.625% Senior Notes due 2030	FISV30	The NASDAQ Stock Market LLC
2.250% Senior Notes due 2025	FISV25	The NASDAQ Stock Market LLC
3.000% Senior Notes due 2031	FISV31	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Fiserv, Inc. (the “Company”) held its annual meeting of shareholders on May 18, 2022. At that meeting, the Company’s shareholders voted on four matters as follows:

Election of Directors

The Company’s shareholders elected nine directors to serve until the next annual meeting of shareholders and until each of their successors is elected and qualified by the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
Frank J. Bisignano	527,938,055	26,421,905	38,867,488
Alison Davis	532,032,322	22,327,638	38,867,488
Henrique de Castro	539,490,025	14,869,935	38,867,488
Harry F. DiSimone	536,104,416	18,255,544	38,867,488
Dylan G. Haggart	552,635,590	1,724,370	38,867,488
Wafaa Mamilli	552,748,360	1,611,600	38,867,488
Heidi G. Miller	550,779,942	3,580,018	38,867,488
Doyle R. Simons	512,540,764	41,819,196	38,867,488
Kevin M. Warren	532,089,881	22,270,079	38,867,488

Advisory Vote to Approve Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in its 2022 proxy statement by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
487,328,214	63,953,368	3,078,378	38,867,488

Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, by the following votes:

Votes For	Votes Against	Abstentions
558,274,840	34,380,182	572,426

Shareholder Proposal Requesting Shareholder Approval of Senior Manager Severance and Termination Payments

The Company’s shareholders approved a shareholder proposal requesting the board seek shareholder approval of senior manager severance and termination payments by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
280,816,645	272,826,480	716,835	38,867,488

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: May 20, 2022	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer